Exhibit 10


            AEI INCOME & GROWTH FUND 24 LLC

                 IMPOUNDMENT AGREEMENT


          THIS IMPOUNDMENT AGREEMENT, made and entered
into  this      day  of     , 2000, by and  among  AEI
INCOME  &  GROWTH  FUND  24  LLC,  (the  "Fund"),  AEI
Securities  Incorporated ("AEI")  and  Fidelity  Bank,
Edina, Minnesota (the "Bank");

          WITNESSETH THAT:

          WHEREAS, the Fund proposes to issue and sell
to  the public up to 24,000 units of limited liability
company  interest  (the "Units"),  at  a  subscription
price  of  $1,000  per Unit, and has entered  into  an
agreement  (the "Dealer-Manager Agreement")  with  AEI
Securities    Incorporated   (the    "Dealer-Manager")
pursuant to which the Dealer-Manager and various members of the National Association of Securities
Dealers, Inc. (collectively, the "Dealers") will offer the Units for sale to the public for and on behalf of the Fund; and

          WHEREAS,   the    Dealer-Manager   Agreement
provides  that  all  funds  received  by  Dealers   in
connection with the sale of Units shall be transmitted to the Dealer-Manager as processing broker-dealer and promptly deposited in an escrow account with the Bank until the offering of Units is terminated or until the minimum $1,500,000 of subscription proceeds have been obtained; and

          WHEREAS, the Fund desires to have the Bank deposit such funds in an escrow account until the termination of the offering of Units, and the Bank has agreed to serve as Impoundment Agent for such purpose.

          NOW, THEREFORE, for and in consideration of the covenants and agreements set forth below, the parties agree as follows:

            l.    APPOINTMENT  OF  IMPOUNDMENT  AGENT;
DELIVERY OF FUNDS TO ESCROW ACCOUNT.

            The  Fund  hereby  appoints  the  Bank  as
Impoundment  Agent  to receive and hold  all  proceeds
from   the  sale  of  Units  for  the  term  of   this
Impoundment Agreement, and to invest the same in  such
manner  as it shall be directed to in writing  by  the
Fund.  Prior to initial release of funds in accordance
with Section 3(a), all proceeds will be invested in  a
bank account,  bank  certificate  of  deposit or money
market account issued by  a  bank,  or  in  short-term
securities  issued  by  or  guaranteed  by  the United
States Government.  All  subscription  checks shall be
payable   to   "Fidelity Bank-AEI Real Estate Escrow."
Dealers shall  transmit   all  subscription checks for
Units  to  the  Dealer-Manager by noon of the business
day  following receipt of  such checks and the Dealer-
Manager  shall  transmit  all such  checks,  or return
unaccepted    checks    to  subscribers,  as  soon  as
practicable thereafter but  in  any  event  by the end
of the second business  day   following   receipt   of
such  checks  by  the  Dealer-Manager.

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           2.   IDENTITY OF SUBSCRIBERS; OWNERSHIP  OF
FUNDS  DEPOSITED.

           The  Dealer-Manager shall  deliver  to  the
Impoundment Agent, with each deposit of checks, a list
which  contains the names and addresses of all persons
who  have  subscribed for Units, the amount  of  money
tendered by each subscriber and the date on which  the
funds   were  received  from  each  subscriber.    The
Impoundment Agent shall hold all funds received for the individual account of each subscriber identified by the Dealer-Manager. The funds, as well as any interest or income earned thereon, shall remain the property of the subscribers until released to the Fund as hereinafter provided, and shall not be subject to any liens by the Impoundment Agent or judgments or claims against Dealers, the Dealer-Manager or the Fund.

          3.  DISBURSEMENT OF FUNDS.

           (a)   After  such  time as the  Impoundment
Agent  has  received  not  less  than  $1,500,000   in
subscription  amounts,  the  Impoundment  Agent  shall
forthwith  notify the Commissioner of  Securities  for
the  State  of  Minnesota or  an  agent  thereof  (the
"Commissioner")  in  writing of  the  escrow  of  such
amounts.   Upon  receipt by the Impoundment  Agent  of
written  authorization  from  the  Commissioner,  said
Impoundment Agent, on demand of AFM, shall pay over to
the  Fund  all or any portion of the impounded  funds.
If  $1,500,000 in subscription amount is not  received
by  the  Impoundment Agent during  the  term  of  this
Impoundment  Agreement, then,  within  three  business
days   after  the  last  day  of  the  term  of   this
Impoundment  Agreement,  the Impoundment  Agent  shall
notify the Commissioner in writing that the conditions
of this Impoundment Agreement have not been satisfied,
and  shall within a reasonable time, but in  no  event
more  than thirty (30) days after the last day of  the
term  of  this  Impoundment Agreement refund  to  each
subscriber  the  face  amount  of  payments  made   in
subscription for Units, together with his or  her  pro
rata  share of interest or income, if any,  earned  on
the  funds deposited in escrow, and shall then  notify
the  Commissioner  in writing of such  refund.   After
receipt   by   the   Impoundment  Agent   of   written
authorization  for  the  initial  release   of   funds
hereunder, the Impoundment Agent shall release to  the
Fund,  from time to time, any funds deposited pursuant
to  this  Agreement, upon the written request  of  the
Fund    and   without   any   necessity   of   further
authorization from the Commission.

           (b)  The Fund shall send written notice  of
each  request  for disbursement of funds  which  shall
specify  the subscriptions that have been accepted  on
behalf of the Fund, the commissions and nonaccountable
expenses   payable   on   such   subscriptions,    the
subscriptions  that  have  been  rejected,   and   the
subscriptions that have been deposited in escrow but upon which acceptance by the Fund remains pending. In accordance with such notice, the Impoundment Agent shall disburse funds:

             (i)     representing   commissions    and
     nonaccountable expenses on accepted subscriptions directly to the Dealer-Manager;

           (ii)   representing  accepted  subscription
     proceeds net of commissions and nonaccountable expenses-directly to the account of the Fund as authorized in such notice;


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           (iii)   representing  interest  accrued  on
     accepted subscriptions proceeds-directly to the subscribers; and

           (iv)   representing  rejected  subscription
     proceeds and interest accrued thereon-directly to the subscribers.

All   subscription  proceeds  upon  which   acceptance
remains pending shall be held by the Impoundment Agent for disbursement in accordance with the direction contained in the next succeeding notice.

          4.  TERM OF IMPOUNDMENT.

           This  Impoundment Agreement shall terminate
on  the 365th day following the effective date of  the
registration  statement relating to the  Units  or  on
such  earlier  date as all funds are released  to  the
Fund   as  provided  in  Section  3  above;  provided,
however,  that  if $1,500,000 in subscription  amounts
have been received prior to the 365th day and the Fund
elects  to  extend the offering of Units in accordance
with the registration statement relating thereto, this
Impoundment   Agreement  shall  terminate   upon   the
expiration of such extension (but not, in any event, later than the 730th day after the effective date).
The Fund and the Dealer-Manager may also terminate this Impoundment Agreement at any time upon notice to the Impoundment Agent that the Fund has made a decision to terminate the offer and sale of Units.

           6. CONSENT OF COMMISSIONER TO RELEASE
              FUNDS.

           Until  the  Impoundment Agent has  received
$1,500,000 in subscription amounts no funds  shall  be
released to the Fund hereunder except upon the express
written  authorization of the  Commissioner.   If  the
Commissioner  finds  that  any  conditions   of   this
Impoundment Agreement have not been satisfied, or that
any  provisions  of the Minnesota Securities  Laws  or
regulations have not been complied with, then  he  may
withhold  such authorization for release of  funds  by
the  Impoundment Agent to the Fund and may direct  the
Impoundment   Agent  to  return  the  funds   to   the
subscribers. After the initial release of funds is authorized by the Commissioner, the Impoundment Agent shall release funds, from time to time, to the Fund upon written request.

          7.  FEE OF IMPOUNDMENT AGENT.

            The   Impoundment  Agent   shall   receive
reasonable   compensation   for   its   services    as
Impoundment Agent.  Such compensation shall be paid by
the  Fund  and shall not be subtracted from the  funds
held  in  escrow  by the Impoundment Agent.   The  fee
agreed  upon  for  services rendered  hereunder  shall
constitute full compensation for the services  of  the
Impoundment   Agent   performed   pursuant   to   this
Impoundment Agreement; provided, however, that if  the
Impoundment  Agent renders any material  services  not
contemplated   by  this  Impoundment  Agreement,   the
Impoundment Agent shall be reasonably compensated for such services.

           8.   REPRESENTATIONS OF IMPOUNDMENT  AGENT.
The Impoundment Agent represents and warrants that:

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           (a)   subscription  proceeds  deposited  on
     behalf of each subscriber will be insured by the Federal Deposit Insurance Corporation to the maximum extent such proceeds would be insured if deposited in individual accounts for each such subscriber; and

           (b)   it  will  distribute  to  subscribers
     within the time period prescribed by the Internal
     Revenue Code of 1986, as amended, reports of all interest income earned on escrowed funds.

Except as provided in this Section 8, the sole duty of
the  Impoundment Agent shall be to receive funds  from
the  sale  of the Units and hold them for  release  in
accordance   with   the  terms  of  this   Impoundment
Agreement.

          9.  LIABILITY OF IMPOUNDMENT AGENT.

           The Impoundment Agent may conclusively rely
upon  and  shall have no duty to verify any statement,
certificate, notice, request, consent, order or  other
document believed by it to be genuine and to have been
signed  or  presented by the proper party or  parties.
The Impoundment Agent shall be under no obligation  to
institute or defend any action, suit or proceeding  in
connection  with  this  Impoundment  Agreement  unless
first  indemnified to its satisfaction  by  the  Fund.
The Impoundment Agent may consult counsel with respect
to   any   question  arising  under  this  Impoundment
Agreement,  and  the Impoundment Agent  shall  not  be
liable  for any action taken or omitted in good  faith
on  advice  of such counsel.  All funds  held  by  the
Impoundment   Agent  pursuant  to   this   Impoundment
Agreement shall constitute trust property for the purposes for which they are held.

          10.  INSPECTION OF RECORDS.

           Either the Fund or the Commissioner may, at any time during regular business hours, inspect the records of the Impoundment Agent, insofar as they relate to this Impoundment Agreement, for the purpose of determining that the Impoundment Agent is acting in compliance with the provisions of this Impoundment
Agreement.

           11. BINDING  EFFECT AND  SUBSTITUTION  OF
               IMPOUNDMENT AGENT.

          The terms and conditions of this Impoundment
Agreement shall be binding upon the parties hereto and
their respective creditors, transferees, successors in
interest and assigns, whether by operation of  law  or
otherwise.   If  for  any reason the  Bank  should  be
unable or unwilling to continue to assume its duties as Impoundment Agent, nothing in this Impoundment
Agreement shall prevent the Fund from appointing an alternative Impoundment Agent.


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           IN WITNESS WHEREOF, the parties hereto have
executed this Impoundment Agreement on the date first above written.

                      AEI INCOME & GROWTH FUND 24 LLC
                      By AEI Fund Management XXI, Inc.


                      By
                        Its President


                      FIDELITY BANK


                      By
                        Its

                      AEI Securities Incorporated


                      By
                        Its President


Accepted for filing



Commissioner of Commerce


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